Exhibit 10.3
SUPPLEMENT NO. 1 TO PLEDGE AND SECURITY AGREEMENT
SUPPLEMENT NO. 1 dated as of July 20, 2012, to the Pledge and Security Agreement (as amended, supplemented or otherwise modified, the “Security Agreement”) dated as of February 11, 2011 among AVAYA, INC. (the “Company”), certain Subsidiaries of the Company from time to time party thereto and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Notes Collateral Agent for the Secured Parties.
A.    Reference is made to the Indenture dated as of February 11, 2011 (as amended, supplemented or otherwise modified to date, the “Indenture”), among the Company, The Bank of New York Mellon Trust Company, N.A., as Notes Collateral Agent and trustee (the “Trustee”) for the benefit of the holders of the Notes.
B.    Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture and the Security Agreement.
C.    The Grantors have entered into the Security Agreement in order to induce the Holders to purchase the Notes. Section 6.14 of the Security Agreement provides that additional Restricted Subsidiaries of the Company may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. Each undersigned Restricted Subsidiary (each, a “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Indenture to become a Grantor under the Security Agreement as consideration for Notes previously issued.
Accordingly, the Notes Collateral Agent and each New Subsidiary agree as follows:
SECTION 1. In accordance with Section 6.14 of the Security Agreement, each New Subsidiary by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and each New Subsidiary hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, each New Subsidiary, as security for the payment and performance in full of the Obligations does hereby create and grant to the Notes Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of such New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Security Agreement) of such New Subsidiary. Each reference to a “Grantor” in the Security Agreement shall be deemed to include each New Subsidiary. The Security Agreement is hereby incorporated herein by reference.
SECTION 2. Each New Subsidiary represents and warrants to the Notes Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Bankruptcy Laws and by general principles of equity.
SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Notes Collateral Agent shall have received a counterpart of this Supplement that bears the signature of each New Subsidiary, and the Notes Collateral Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic communication shall be as effective as delivery of a manually signed counterpart of this Supplement.
SECTION 4. Each New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of such New Subsidiary and (b) set forth under its signature hereto is the true and correct legal name of such New Subsidiary, its jurisdiction of formation and the location of its chief executive office. Schedule I shall be incorporated into, and after the date hereof be deemed part of, the Perfection Certificate.
SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.
SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 7. If any provision of this Supplement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Supplement and the other Note Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 6.01 of the Security Agreement.
SECTION 9. Each New Subsidiary agrees to reimburse the Notes Collateral Agent for its reasonable out-of-pocket expenses in connection with the execution and delivery of this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Notes Collateral Agent.
[Signatures on following page]

IN WITNESS WHEREOF, each New Subsidiary and the Notes Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.
RADVISION, INC.
By:    /s/ Matthew Booher

Name:	Matthew Booher

Title:	Attorney-in-Fact
Jurisdiction of Formation: New Jersey
Address of Chief Executive Office:
17 17 State Highway 208 North, Suite 300
Fair Lawn, New Jersey 07410
AVAYALIVE INC.
By:    /s/ Matthew Booher

Name:	Matthew Booher

Title:	Vice President and Treasurer
Jurisdiction of Formation: Delaware
Address of Chief Executive Office:
211 Mt. Airy Road
Basking Ridge, New Jersey 07920

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Notes Collateral Agent
By:    /s/ Linda Garcia
Name: Linda Garcia
Title: Vice President
SCHEDULE I
TO SUPPLEMENT NO. 1 TO THE
PLEDGE AND SECURITY AGREEMENT
LOCATION OF COLLATERAL

EQUITY INTERESTS

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interests	Percentage of Equity Interests

DEBT SECURITIES

TRADEMARK, SERVICE MARKS AND TRADEMARK APPLICATIONS

PATENTS AND PATENT APPLICATIONS

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